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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 30, 1997

                           ----------------------

                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of registrant as specified in its charter)

          TEXAS                     1-9016                75-6335572
(State or Other Jurisdiction  (Commission File (I.R.S. Employer Identification
     of Incorporation)              Number)                Number)



6210 NORTH BELTLINE, SUITE 170, IRVING, TEXAS                         75063
(Address of principal executive offices)                            (zip code)

                                 (972) 756-6000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On June 30, 1997, the Trust held its Annual Meeting of Shareholders for 1995. Results of the items voted on are as follows:

        1. Authorization of additional 490,000,000 Shares of Beneficial Interest
                                       For          Against              Abstain
                                 6,981,043        1,100,958               82,758
        2. Adoption of Third Amended and Restated Declaration of Trust
                                       For          Against              Abstain
                                 7,109,419          949,729              105,611
        3. Authorization of 50,000,000 Preferred Shares
                                       For          Against              Abstain
                                 6,736,036        1,317,008              111,715
        4. Elimination of Cumulative Voting
                                       For          Against              Abstain
                                 6,801,305        1,236,479              126,974
        5. Conversion of Debt by USAA Real Estate Company
                                       For          Against              Abstain
                                 7,206,715          867,272               90,772
        6. Conversion of Debt by MS Real Estate Special Situations Inc.
                                       For          Against              Abstain
                                 7,193,272          867,532              103,955
        7.  Issuance of $15,000,000 Additional Convertible Debt
                                       For          Against              Abstain
                                 6,915,641        1,142,203              106,915
        8. Employee and Trust Manager Incentive Share Plan
                                       For          Against              Abstain
                                 6,751,846        1,281,834              131,080
        9. Election of Five Trust Managers

                                                        Withhold            Withhold
                                  For All          Authority All           Authority
                                  Nominees          All Nominees          Individual
        William H. Bricker        9,215,881              338,965             68,779
        T. Patrick Duncan         9,256,995              338,965             27,665
        Robert E. Giles           9,240,266              338,965             44,394
        Edward B. Kelley          9,257,670              338,965             26,990
        Charles W. Wolcott        9,208,841              338,965             75,819

        10. Ratification of Ernst & Young as Independent Auditors
                                       For          Against              Abstain
                                 9,479,693           90,315               53,219
        11. Postponement or Adjournment of Annual Meeting
                                       For          Against              Abstain
                                 8,367,838        1,133,297              122,089

    All of the preceding proposals were approved by the shareholders of the Trust.


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ITEM 5.  OTHER EVENTS

         On July 7, 1997, the Trust signed definitive merger agreements with USAA Real Estate Income Investments I, A California Limited Partnership, USAA Real Estate Income Investments II Limited Partnership, USAA Income Properties III Limited Partnership, and USAA Income Properties IV Limited Partnership (collectively, the "RELPs") pursuant to which the RELPs will be merged into the Trust (the "Merger"). As a result of the Merger, the Trust will acquire nine real estate properties consisting of three office buildings totaling 550,000 square feet, two industrial properties totaling 320,000 square feet, three office/research and development properties totaling 156,000 square feet, and one retail property totaling 77,000 square feet. In addition, the Trust will acquire a 55.84% joint venture interest in a 291,000 square foot office property. The agreed value of the interests in these properties, including assumption of $31,704,000 in related debt, is $89,622,000.

         Pursuant to the terms of the agreements, the Trust will issue an aggregate of 22,064,147 shares of beneficial interest at $2.625 per share (for a total value of $57,918,385) in exchange for the limited partnership interests in the RELPs. The number of Shares to be issued to each RELP will be equal to the net asset value for each RELP (as agreed by the Trust and each RELP) divided by $2.625. The number of Shares to be received by a limited partner in each RELP will be computed in accordance with such partner's percentage interest in the RELP. The general partner of each RELP has waived any right it may have to receive Shares in exchange for its general partnership interest.

         The Merger, which has been approved by the Trust's Board of Trust Managers and the Board of Directors of each of the general partners of the RELPs, is subject to due diligence by both parties and certain other conditions, including approval by the shareholders of the Trust and the limited partners of each of the RELPs. The Merger is a taxable transaction to the partners in the RELPs and will be subject to the completion of a joint proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission. No date has been scheduled for the shareholder meeting for the Trust and the joint limited partner meetings for the RELPs to vote on the proposed transaction. Prudential Securities Inc., on behalf of the Trust, and Houlihan Lokey Howard & Zukin, on behalf of the RELPs, have rendered opinions to their respective parties that the transaction is fair from a financial point of view.

ITEM 5.  OTHER EVENTS

         Pursuant to a previously announced agreement and approval by the shareholders at the Trust's annual meeting held on June 30, 1997, the Trust sold approximately $12,687,000 of Shares at $2.45 per Share to an investment group headed by Morgan Stanley Asset Management Inc. ("MSAM"). The agreement with MSAM allows the investment group to purchase up to $20,000,000 in Shares at the price of $2.45 per Share. On July 17, 1997, the investment group acquired an additional $4,873,000 in Shares and it will acquire the balance after the Trust places additional equity.


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

         Also in accordance with approval by the shareholders at the Trust's annual meeting held on June 30, 1997, the Trust sold $15,000,000 of Shares at $2.45 per Share on July 10, 1997 to ABKB/LaSalle Securities Limited and LaSalle Advisors Limited Partnership on behalf of certain of their clients (collectively, "ABKB").

         The Trust will use the proceeds from these transactions to acquire additional industrial properties.

ITEM 5.  OTHER EVENTS

         As provided in the agreements with MSAM and ABKB, the Board of Trust Managers has amended the Bylaws of the Trust to increase the number of Trust Managers from five to eight and has appointed Russell C. Platt and Theodore R. Bigman from MSAM and Stanley J. Kraska, Jr. from ABKB to fill the vacancies created by the increase in the number of Trust Managers.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)   EXHIBITS

         10.1 Agreement and Plan of Merger by and between the Trust and USAA Real Estate Investments I, A California Limited Partnership dated as of June 30, 1997

         10.2 Agreement and Plan of Merger by and between the Trust and USAA Real Estate Investments II Limited Partnership dated as of June 30, 1997

         10.3 Agreement and Plan of Merger by and between the Trust and USAA Income Properties III Limited Partnership dated as of June 30, 1997

         10.4 Agreement and Plan of Merger by and between the Trust and USAA Income Properties IV Limited Partnership dated as of June 30, 1997

         10.5     Common Share Purchase Agreement dated as of June 20,
                  1997, by and among the Trust, MS Real Estate Special Situations, Inc. ("MSRE") and Morgan Stanley Asset Management Inc.("MSAM") as agent and attorney-in-fact for specified clients (the "MSAM Purchasers")

         10.6     Registration Rights Agreement dated as of June 20,
                  1997, by and among the Trust, MSRE and MSAM on behalf of the MSAM Purchasers

         10.7     Common Share Purchase Agreement dated as of July 3,
                  1997, by and between the Trust and ABKB/LaSalle Securities Limited Partnership as agent for and for the benefit of a certain client.

         10.8     Common Share Purchase Agreement dated as of July 3,
                  1997, by and between the Trust and ABKB/LaSalle Securities Limited Partnership as agent for and for the benefit of a certain client.

         10.9     Common Share Purchase Agreement dated as of July 3,
                  1997, by and between the Trust and LaSalle Advisors Limited Partnership as agent for and for the benefit of a certain client.

         10.10    Registration Rights Agreement dated as of July 10,
                  1997, by and among the Trust, ABKB/LaSalle Securities Limited Partnership as agent for and for the benefit of certain clients, and LaSalle Advisors Limited Partnership as agent for and for the benefit of a certain client.

         99.1     Final Report of Inspectors of Election



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN INDUSTRIAL PROPERTIES REIT



                                     /s/ Charles W. Wolcott
                                     -----------------------------------------
                                     Charles W. Wolcott
                                     President and Chief Executive Officer

DATE:  July 22, 1997



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                               INDEX TO EXHIBITS

                                                                               Sequentially
Exhibit                                                                        Numbered
No             Description                                                     Pages
--------       -----------                                                     -----
    10.1       Agreement and Plan of Merger by and between the Trust and USAA
                 Real Estate Investments I, A California Limited Partnership
                 dated as of June 30, 1997
    10.2       Agreement and Plan of Merger by and between the Trust and USAA
                 Real Estate Investments II Limited Partnership dated as of
                 June 30, 1997
    10.3       Agreement  and Plan of Merger by and between  the Trust and
                 USAA Income  Properties III Limited Partnership dated as of
                 June 30, 1997
    10.4       Agreement  and Plan of Merger by and between  the Trust and
                 USAA Income  Properties IV Limited Partnership dated as of
                 June 30, 1997
    10.5       Common Share Purchase  Agreement dated as of June 20, 1997, by and among the Trust, MS Real  Estate  Special  Situations,
                 Inc.  ("MSRE")  and Morgan  Stanley  Asset Management, Inc.
                 ("MSAM") as agent and  attorney-in-fact  for specified clients
                 (the "MSAM Purchasers")
    10.6       Registration  Rights  Agreement  dated as of June 20, 1997, by and among the Trust, MSRE and MSAM on behalf of the MSAM
                 Purchasers
    10.7       Common Share Purchase Agreement dated as of July 3, 1997, by and between the Trust and ABKB/LaSalle Securities Limited
                 Partnership as agent for and for the benefit of a certain
                 client
    10.8       Common Share Purchase Agreement dated as of July 3, 1997, by and between the Trust and ABKB/LaSalle Securities Limited
                 Partnership as agent for and for the benefit of a certain
                 client
    10.9       Common Share Purchase Agreement dated as of July 3, 1997, by and between the Trust and LaSalle Advisors Limited Partnership as agent for and for the benefit of a certain client.
    10.10      Registration Rights Agreement dated as of July 10, 1997, by and between the Trust, ABKB/LaSalle Securities Limited
                 Partnership as agent for and for the benefit of certain
                 clients and LaSalle Securities Limited Partnership as agent for and for the benefit of a certain client.
    99.1       Final Report of Inspectors of Election




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